UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 26, 2007

AMERICAN REAL ESTATE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, Suite 4700
New York, New York 10153
(Address of principal executive offices)(Zip code)

(212) 702-4300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Section 2 - Financial Information

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of Registrant

American Real Estate Partners, L.P. (“AREP”) completed the previously announced sale of $600 million of its Variable Rate Senior Convertible Notes due 2013 (the “Notes”) pursuant to a Securities Purchase Agreement with Portside Growth and Opportunity Fund, an investment fund managed by Ramius Capital Group, LLC (“Ramius Capital”), and an investment fund managed by Highbridge Capital Management, LLC (“Highbridge”). As previously announced, AREP sold an aggregate of $200 million of the Notes to Ramius Capital and Highbridge on April 5, 2007. On April 16, 2007, AREP sold an additional $300 million of the Notes to Ramius Capital and Highbridge pursuant to an option AREP had granted to Ramius Capital and Highbridge under the Securities Purchase Agreement. On April 25, 2007, Ramius Capital and Highbridge notified the Company that they were exercising the final remaining option under the Securities Purchase Agreement to purchase an additional $100 million of the Notes. No further options remain and no additional Notes will be issued under the Securities Purchase Agreement. All of the Notes were sold in a private placement pursuant to Section 4(2) of the U.S. Securities Act of 1933 (the “Securities Act”).

The Notes bear interest at a rate of LIBOR minus 125 basis points, but no less than 4.0% nor higher than 5.5%, and are convertible into Depositary Units of AREP at a conversion price of $132.595 per share, subject to adjustments in certain circumstances.

The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In connection with the sale of the Notes, AREP and the Initial Buyers have entered into a Registration Rights Agreement, pursuant to which AREP has agreed to file one or more shelf registration statements with respect to resales of Depositary Units issuable upon conversion of the Notes.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

The information provided in Item 2.03 regarding the issuance and terms of the Variable Rate Senior Convertible Notes is hereby incorporated by reference.

The Notes are being issued in a private placement pursuant to Rule 144A and Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act.

Section 8 - Other Events

Item 8.01 Other Events

On April 27, 2007, the Company issued a press release, a copy of which is furnished as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 - Press release dated April 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)

Date: April 27, 2007	By:	AMERICAN PROPERTY INVESTORS, INC., its General Partner

	By:	/s/ Keith A Meister
Keith A. Meister Principal Executive Officer